LORD ABBETT SERIES FUND Bond Debenture Portfolio

Supplement dated July 25, 2014 to the

Statement of Additional Information dated May 1, 2014

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1.                  Christopher J. Towle, currently the head of the Fund’s investment team, will retire on September 30, 2014, after a 28-year career at Lord Abbett. Mr. Towle will continue to head the Fund’s investment team until his retirement.

Accordingly, effective October 1, 2014, the following paragraph replaces the second paragraph in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” beginning on page 5-4 of the Statement of Additional Information (“SAI”):

Steven F. Rocco heads Bond Debenture Portfolio’s team. Mr. Rocco is primarily responsible for the day-to-day management of the Fund. Robert A. Lee is a senior member of the team.

2.                  Effective October 1, 2014, the following rows replace the applicable rows of the corresponding table on page 5-6 of the SAI in the subsection titled “Investment Advisory and Other Services – Portfolio Managers”:

Fund	Name	Other Accounts Managed (# and Total Net Assets+)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Bond Debenture Portfolio	Steven F. Rocco*	1 / $3,490	3 / $4,543	2 / $365
	Robert A. Lee	12 / $51,574	2 / $150	911 / $3,050**
+ Total net assets are in millions. * The amounts shown are as of June 30, 2014. ** Does not include $808 million for which Lord Abbett provides investment models to managed account sponsors.

3.                  Effective October 1, 2014, the following rows replace the applicable rows of the corresponding table on page 5-8 of the SAI in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers”:

Fund	Name	Dollar Range of Shares in the Funds
		None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Bond Debenture Portfolio	Steven F. Rocco*	X
	Robert A. Lee	X
* The amount shown is as of July 18, 2014.

Please retain this document for your future reference.